LAZARD RETIREMENT SERIES, INC.

Lazard Retirement U.S. Small Cap Equity Portfolio

Supplement to Prospectus dated May 1, 2008

Important Notice Regarding Change in Investment Policy

The Board of Directors of Lazard Retirement Series, Inc. (the "Board") has approved, for Lazard Retirement U.S. Small Cap Equity Portfolio (the "Portfolio"), effective June 1, 2009, changing (1) the name of the Portfolio to Lazard Retirement U.S. Small-Mid Cap Equity Portfolio and (2) the Portfolio's policy with respect to the investment of 80% of its assets to provide that, under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of small-mid cap U.S. companies. The Investment Manager considers "small-mid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $1 million to $6.0 billion as of March 18, 2009). The Portfolio will invest primarily in equity securities, principally common stocks, of small to mid capitalization U.S. companies identified through bottom-up fundamental research conducted by the Investment Manager's small cap, mid cap and global research platforms.

Effective June 1, 2009, the Portfolio's portfolio managers will be Daniel Breslin and Andrew Lacey.

Dated:	March 26, 2009